ICON Leasing Fund Twelve, LLC

First Quarter Portfolio Overview

2013

ICON Leasing Fund Twelve, LLC

Table of Contents

Introduction to Portfolio Overview	1

Investment During the Quarter	1

Investments Following the Quarter	1

Dispositions Following the Quarter	2

Portfolio Overview	3

Revolving Line of Credit	5

Perfomance Analysis	6

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Statements	13

Additional Information	13

ICON Leasing Fund Twelve, LLC

 As of July 25, 2013

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2013. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $347,686,947 commencing with our initial offering on May 7, 2007 through the closing of our offering on April 30, 2009.  During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment During the Quarter

The Fund made the following investment during the quarter ended March 31, 2013:

NTS, Inc.
Investment Date:	03/28/2013	Collateral:	Telecommunications equipment valued at $41,000,000.
Structure:	Loan
Expiration Date:	07/01/2017
Facility Amount:	$1,700,000
Equity Invested:	$765,000

Investments Following the Quarter

The Fund made the following investments after the quarter ended March 31, 2013:

Lubricating Specialties Company
Investment Date:	04/05/2013	Collateral:	Liquid storage tanks, blending lines and packaging equipment valued at $52,030,000.
Structure:	Loan
Expiration Date:	08/01/2018
Facility Amount:	$18,000,000
Equity Invested:	$3,870,000

ICON Leasing Fund Twelve, LLC

Investments Following the Quarter (continued)

Jurong Aromatics Corporation Pte. Ltd.
Investment Date:	05/15/2013	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore valued at approximately $2,260,000,000.
Structure:	Loan
Expiration Date:	01/16/2021
Facility Amount:	$27,500,000
Equity Invested:	$5,977,000

NTS, Inc.
Investment Date:	06/27/2013	Collateral:	Telecommunications equipment valued at $41,000,000.
Structure:	Loan
Expiration Date:	07/01/2017
Facility Amount:	$4,300,000
Equity Invested:	$1,935,000

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended March 31, 2013:

Atlas Pipeline Mid-Continent, LLC
Structure:	Lease	Collateral:	Natural gas compressors.
Disposition Date:	05/30/2013
Equity Invested:	$6,214,000*
Total Proceeds Received:	$9,390,000**

AET, Inc. Limited
Structure:	Lease	Collateral:	One Aframax tanker.
Disposition Date:	06/05/2013
Equity Invested:	$13,965,000*
Total Proceeds Received:	$5,340,000**

Ionian Group
Structure:	Lease	Collateral:	A product tanker vessel.
Disposition Date:	07/02/2013
Equity Invested:	$1,056,000*
Total Proceeds Received:	$1,775,000**

Sealynx
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Disposition Date:	07/08/2013
Equity Invested:	€7,638,000*
Total Proceeds Received:	€7,430,000**

* Approximate amount.
** Approximate amount through life of the investment.

ICON Leasing Fund Twelve, LLC

Portfolio Overview

As of March 31, 2013, our portfolio consisted of the following investments:

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Expiration Date:	02/01/2018

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Expiration Date:	8/1/2014

EMS Enterprise Holdings, LLC
Structure:	Loan	Collateral:	Metal cladding equipment consisting of furnaces, rolling mills, winders, slitters and production lines.
Expiration Date:	9/1/2014

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Expiration Dates:	07/28/2016 09/14/2016

Superior Tube Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Expiration Date:	10/01/2017

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Expiration Date:	01/16/2021

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	08/01/2015

Sealynx
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Expiration Date:	06/01/2013

Broadview Networks Holdings, Inc
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Dates:	Various dates through 03/31/2014

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Atlas Pipeline Mid-Continent, LLC
Structure:	Lease	Collateral:	Natural gas compressors.
Expiration Date:	08/31/2013

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Expiration Date:	09/30/2013

AET, Inc. Limited
Structure:	Lease	Collateral:	Four Aframax product tankers, two Aframax tankers and two Very Large Crude Carriers.
Expiration Dates:	11/13/2013 11/14/2013 03/29/2014 03/29/2021

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Expiration Date:	11/28/2016

Vroon Group B.V.
Structure:	Lease	Collateral:	Two handy-size container vessels.
Expiration Date:	04/24/2014

Swiber Holdings Limited
Structure:	Lease	Collateral:	A saturation diving system.
Expiration Date:	06/30/2014

Swiber Holdings Limited
Structure:	Lease	Collateral:	A 300-man accommodation and work barge.
Expiration Date:	03/23/2017

Ionian Group
Structure:	Lease	Collateral:	A product tanker vessel.
Expiration Date:	10/29/2014

ICON Leasing Fund Twelve, LLC

Portfolio Overview (Continued)

Leighton Holdings Ltd.
Structure:	Lease	Collateral:	An accommodation and work barge and three pipelay barges.
Expiration Dates:	06/25/2017 10/27/2017 1/04/2018

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $10,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien by third parties.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the current London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At March 31, 2013, there were no obligations outstanding under the Facility. On June 17, 2013 and June 21, 2013, the Fund borrowed $1,000,000 and $2,000,000, respectively, under the Facility. On July 9, 2013, the Fund repaid the $3,000,000 in full.

ICON Leasing Fund Twelve, LLC

Performance Analysis

Capital Invested As of March 31, 2013	$364,386,021
Leverage Ratio	1.06:1*
% of Receivables Collected in the Quarter Ended March 31, 2013	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of July 8, 2013.

One of our objectives is to provide cash distributions to our members.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt  proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON Leasing Fund Twelve, LLC

Performance Analysis (Continued)

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

Cash Available From Business Operations
for the Period January 1, 2013 to March 31, 2013

Cash Balance at January 1, 2013	$30,980,776
Cash Balance at March 31, 2013	$27,103,704

Net Change in Cash		$(3,877,072)

Add Back:
Distributions Paid to Members from January 1, 2013 to March 31, 2013		$7,083,361

Investments made during the Period
Investment in Notes Receivable	$706,950
Investment in Joint Ventures	-
		$706,950

Deduct:
Net Equity raised during the Period		$-
Debt Proceeds used specifically for Investments and activity related to the revolver		$-

Cash Available from Business Operations (CABO)		$3,913,239	(1)

(1) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases. Distributions paid to Members and CABO for the period January 1, 2012 to December 31, 2012 were $33,974,546 and $64,482,246, respectively.

Transactions with Related Parties

We entered into certain agreements with our Manager and with and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager, whereby we paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001, and $250,000,000 and 0.5% of capital raised over $250,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

ICON Leasing Fund Twelve, LLC

Transactions with Related Parties (Continued)

We entered into certain agreements with our Manager and with and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager, whereby we paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001, and $250,000,000 and 0.5% of capital raised over $250,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus.  In connection with the investments made for the period January 1, 2013 through the date of this report, we paid our Manager aggregate acquisition fees in the amount of approximately $895,000.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our Manager in the amount of $70,830 and $84,959 for the three months ended March 31, 2013 and 2012, respectively. Additionally, our Manager’s interest in our net (loss) income for the three months ended March 31, 2013 and 2012 was $(10,363) and $36,569, respectively.

Fees and other expenses paid or accrued by us to our Manager or its affiliates were as follows:

			Three Months Ended
			March 31,
Entity	Capacity	Description	2013	2012
ICON Capital, LLC	Manager	Acquisition fees (1)	$81,000	$957,641
ICON Capital, LLC	Manager	Management fees (2)	882,226	1,060,440
ICON Capital, LLC	Manager	Administrative expense reimbursements (2)	428,404	547,333
			$1,391,630	$2,565,414

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At March 31, 2013 and December 31, 2012, we had a net payable due to the Manager and its affiliates of $28,404 and $278,630, respectively, primarily related to administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Balance Sheets

	March 31,	December 31,
	2013	2012
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$27,103,704	$30,980,776
Current portion of net investment in notes receivable	3,656,309	3,504,935
Current portion of net investment in finance leases	24,860,263	23,051,283
Other current assets	844,332	1,283,542
Total current assets	56,464,608	58,820,536
Non-current assets:
Net investment in notes receivable, less current portion	23,671,738	23,912,048
Net investment in finance leases, less current portion	126,613,871	123,879,170
Leased equipment at cost (less accumulated depreciation of
$117,497,813 and $111,464,733, respectively)	120,631,321	141,269,561
Investment in joint ventures	14,597,301	14,286,846
Other non-current assets	3,457,776	3,618,861
Total non-current assets	288,972,007	306,966,486
Total assets	$345,436,615	$365,787,022
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$56,004,663	$62,260,590
Derivative financial instruments	2,596,823	3,267,800
Deferred revenue	3,594,434	3,771,239
Due to Manager and affiliates, net	28,404	278,630
Accrued expenses and other current liabilities	3,016,655	3,345,031
Total current liabilities	65,240,979	72,923,290
Non-current liabilities:
Non-recourse long-term debt, less current portion	56,267,965	61,081,250
Seller's credit	55,853,819	55,453,973
Total non-current liabilities	112,121,784	116,535,223
Total liabilities	177,362,763	189,458,513
Commitments and contingencies
Equity:
Members’ equity:
Additional members	156,167,181	164,205,604
Manager	(1,534,180)	(1,452,987)
Accumulated other comprehensive loss	(3,661,768)	(4,213,086)
Total members’ equity	150,971,233	158,539,531
Noncontrolling interests	17,102,619	17,788,978
Total equity	168,073,852	176,328,509
Total liabilities and equity	$345,436,615	$365,787,022

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Comprehensive (Loss) Income (unaudited)

	Three Months Ended
	March 31,
	2013	2012
Revenue and other income:
Finance income	$4,268,846	$5,494,270
Rental income	10,111,872	11,327,208
Income from investment in joint ventures	645,029	548,300
Net gain on sale of assets	-	289,669
Total revenue and other income	15,025,747	17,659,447
Expenses:
Management fees	882,226	1,060,440
Administrative expense reimbursements	428,404	547,333
General and administrative	797,419	858,071
Interest	2,611,789	3,316,660
Depreciation	9,491,582	10,325,482
Reversal of credit loss reserve	-	(345,000)
Impairment loss	1,770,529	-
Gain on derivative financial instruments	(70,215)	(2,292,488)
Total expenses	15,911,734	13,470,498
Net (loss) income	(885,987)	4,188,949
Less: net income attributable to noncontrolling interests	150,268	532,078
Net (loss) income attributable to Fund Twelve	(1,036,255)	3,656,871

Other comprehensive income:
Change in fair value of derivative financial instruments	618,730	397,378
Currency translation adjustments	(45,748)	89,190
Total other comprehensive income	572,982	486,568
Comprehensive (loss) income	(313,005)	4,675,517
Less: comprehensive income attributable to noncontrolling interests	171,932	548,941
Comprehensive (loss) income attributable to Fund Twelve	$(484,937)	$4,126,576

Net (loss) income attributable to Fund Twelve allocable to:
Additional members	$(1,025,892)	$3,620,302
Manager	(10,363)	36,569
	$(1,036,255)	$3,656,871

Weighted average number of additional shares of
limited liability company interests outstanding	348,429	348,636

Net (loss) income attributable to Fund Twelve per weighted average additional
share of limited liability company interests outstanding	$(2.94)	$10.38

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional
	Shares of			Accumulated
	Limited Liability			Other	Total
	Company	Additional		Comprehensive	Members'	Noncontrolling	Total
	Interests	Members	Manager	Loss	Equity	Interests	Equity
Balance, December 31, 2012	348,429	$164,205,604	$(1,452,987)	$(4,213,086)	$158,539,531	$17,788,978	$176,328,509
Net (loss) income	-	(1,025,892)	(10,363)	-	(1,036,255)	150,268	(885,987)
Change in fair value of derivative
financial instruments	-	-	-	597,066	597,066	21,664	618,730
Currency translation adjustments	-	-	-	(45,748)	(45,748)	-	(45,748)
Cash distributions	-	(7,012,531)	(70,830)	-	(7,083,361)	(858,291)	(7,941,652)
Balance, March 31, 2013 (unaudited)	348,429	$156,167,181	$(1,534,180)	$(3,661,768)	$150,971,233	$17,102,619	$168,073,852

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Net (loss) income	$(885,987)	$4,188,949
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Finance income	(3,331,663)	(3,670,561)
Rental income paid directly to lenders by lessees	(7,514,388)	(7,548,502)
Income from investment in joint ventures	(645,029)	(548,300)
Depreciation	9,491,582	10,325,482
Interest expense on non-recourse financing paid directly to lenders by lessees	633,707	869,615
Interest expense from amortization of debt financing costs	183,532	247,813
Net accretion of seller's credit and other	539,846	520,423
Impairment loss	1,770,529	-
Reversal of credit loss reserve	-	(345,000)
Net gain on sale of assets	-	(289,669)
Gain on derivative financial instruments	(70,215)	(2,292,488)
Changes in operating assets and liabilities:
Collection of finance leases	7,773,102	9,223,482
Other assets	438,827	1,241,075
Accrued expenses and other current liabilities	(468,376)	(612,874)
Deferred revenue	(176,805)	353,721
Due to Manager and affiliates, net	(250,226)	6,964
Distributions from joint ventures	144,245	382,505
Net cash provided by operating activities	7,632,681	12,052,635
Cash flows from investing activities:
Proceeds from sale of equipment	-	1,463,425
Distributions received from joint ventures in excess of profits	190,329	245,460
Investment in notes receivable	(706,950)	(16,130,690)
Principal received on notes receivable	737,206	2,350,633
Net cash provided by (used in) investing activities	220,585	(12,071,172)
Cash flows from financing activities:
Proceeds from revolving line of credit, recourse	-	1,200,000
Repayment of non-recourse long-term debt	(3,788,540)	(5,376,579)
Repurchase of shares of limited liability company interests	-	(15,201)
Distributions to noncontrolling interests	(858,291)	(987,777)
Cash distributions to members	(7,083,361)	(8,495,859)
Net cash used in financing activities	(11,730,192)	(13,675,416)
Effects of exchange rates on cash and cash equivalents	(146)	9,762
Net decrease in cash and cash equivalents	(3,877,072)	(13,684,191)
Cash and cash equivalents, beginning of period	30,980,776	26,317,435
Cash and cash equivalents, end of period	$27,103,704	$12,633,244

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,613,300	$1,621,007

Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$7,918,856	$8,155,205
Reclassification of net assets from leased equipment at cost to net investment in
finance lease	$9,376,510	$-

ICON Leasing Fund Twelve, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Infromation

“Total Proceeds Received,” as referenced in the section entitled Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.

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